UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018 (October 18, 2018)

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Old Milton Parkaway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

(212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On October 18, 2018, MedoveX Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Regenerative Medicine Solutions, LLC (“RMS”), Lung Institute LLC, RMS Lung Institute Management LLC, Cognitive Health Institute Tampa, LLC, RMS Shareholder, LLC and RMS Acquisition Corp. (“Buyer”) (collectively, the “Parties”). Pursuant to the terms of the Asset Purchase Agreement, Buyer shall purchase all of the assets of Regenerative Medicine Solutions LLC, Cognitive Health Institute Tampa, LLC, Lung Institute LLC and RMS Lung Institute Management LLC (collectively the “Sellers”). As consideration, Buyer shall (i) deliver to Sellers (x) 583,333 shares of common stock of the Company (“Common Stock”), (y) 30,119.627 shares of Series C Preferred Stock of the Company (“Series C Preferred Stock”), where each share of Series C Preferred Stock will convert into 1,000 shares of Common Stock and shall combine to represent the right to convert into and acquire an aggregate of fifty-five percent (55%) of the outstanding common stock of the Company and (z) “Additional Exchange Shares” as defined by Section 2.05(f) of the Asset Purchase Agreement; and (ii) assume certain liabilities as provided in Section 2.03 of the Asset Purchase Agreement. As further consideration, the Company shall pay RMS the sum of $350,000. The close of the Asset Purchase Agreement is subject to certain closing conditions as set forth in section 7.03 of the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement filed as exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above, with respect to the sale of the Series C Preferred Stock.

Item 5.01 Changes in Control of Registrant.

The shares of Series C Preferred Stock represent the right to acquire an aggregate of fifty-five percent (55%) of the outstanding common stock of the Company. Accordingly, upon the issuance of such Series C Preferred Stock, the Sellers became the owners of a majority of the capital stock of the Company.

Item 5.02 Departure of Directors of Certain Officers, Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On October 3, 2018, the Board approved the issuance of shares of common stock in lieu of cash payments due to certain directors and officers of the Company. This issuance was conditioned upon the Company signing a definitive agreement with Regenerative Medicine Solutions LLC. That agreement was signed on October 15, 2018, and a total of 1,090,412 shares were subsequently issued as follows:

1.	Unpaid director’s fees through October 15, 2018. All non-employee directors were issued 35,578 shares each, for a total of 320,202 shares being issued.

2.	2017 Executive bonus program. Executives were issued the following share amounts in lieu of cash due for 2017 bonus awards:

a.	Jarrett Gorlin	118,691
b.	Dennis Moon	87,709
c.	Jesse Crowne	78,545
d.	Jeffery Wright	61,091
e.	Un-named executive officers (2 persons)	178,909

3.	Severance. Jarrett Gorlin, former Chief Executive Officer, was awarded 323,810 shares in lieu of 6 months of cash salary.

On October 15, 2018, Directors Jarrett Gorlin, James R. Lawson, Randal R. Betz, John C. Thomas, Jr., James R. Andrews, Clyde A. Hennies, Jon Mogford, Scott Haufe and Jesse W. Crowne, this being all Board members except for Larry W. Papasan, tendered their resignations to Mr. Papasan, Co-Chairman of the Board. Mr. Papasan then invited newly appointed President and Chief Executive Officer, William E. Horne, to join the Board as Chairman. Mr. Horne accepted, and Mr. Papasan tendered his resignation to Mr. Horne, leaving Mr. Horne as the sole director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 18, 2018, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C COD”) with the Secretary of State of the State of Nevada, effective October 18, 2018. The Series C COD fixes the rights, preferences, powers, restrictions and limitations of the Series B Shares. The Series C COD authorizes 45,000 Series C Shares and sets forth the rights, powers and preferences of the Series C Shares.

The summary of the rights, powers and preferences of the Series C Shares set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

The foregoing summary of certain material terms of the Series C COD does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Series C COD. A copy of the Series C COD is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure.

On October 16, 2018, the Company issued a press release (the “Release”) announcing the signing of the asset purchase agreement to acquire Regenerative Medicine solutions, LLC. A copy of the Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation for Series C Convertible Preferred Stock.
10.1	Asset Purchase Agreement dated October 15, 2018 by and among the Company, Regenerative Medicine Solutions, LLC, Lung Institute LLC, RMS Lung Institute Management LLC, Cognitive Health Institute Tampa, LLC, RMS Shareholder, LLC and RMS Acquisition Corp.
99.1	Press Release dated October 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2018	MEDOVEX CORPORATION

	By:	/s/ Charles Farrahar
Charles Farrahar
Chief Financial Officer